UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178 )

Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006 Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

3|31|06

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam American Government Income Fund

3| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	32

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam American Government Income Fund: investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the federal government. In other words, the government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

Because MBSs, with the exception of Ginnie Maes, are not guaranteed directly by the U.S. government, and therefore carry a higher degree of risk than investments like Treasuries, they also offer opportunities for higher returns. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.

Highlights
*	For the six months ended March 31, 2006, Putnam American Government Income Fund’s
class A shares returned -0.32% without sales charges.
*	The fund’s benchmark, the Lehman Intermediate Treasury Bond Index, returned 0.14%.
*	The average return for the fund’s Lipper category, General U.S. Government Funds, was –0.77%.
*	Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 3/31/06

Since the fund's inception (3/1/85), average annual return is 6.55% at NAV and 6.36% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.98%	4.58%	62.58%	56.53%

5 years	3.41	2.62	18.23	13.80

3 years	1.27	0.01	3.87	0.03

1 year	0.90	–2.89	0.90	–2.89

6 months	—	—	-0.32	–4.07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

For the semiannual period, your fund posted a modest loss, based on results at net asset value (NAV, or without sales charges). These results were behind those of its benchmark, the Lehman Intermediate Treasury Bond Index, but ahead of the average for the fund’s Lipper peer group, General U.S. Government Funds. Strategies that were beneficial to the fund’s performance included our duration positioning, which shifted during the period in anticipation of changes in interest rates; positions in re-performing mortgages, which are not a component of the benchmark; and our combination of interest-only and principal-only collateralized mortgage obligations. These strategies are discussed in more detail on the following pages.

Market overview

The U.S. and global economies continued to be stronger during the period than many had expected. In the United States, interest rates rose fairly substantially between October 1, 2005, and March 31, 2006. Because short-term rates rose significantly while longer-term rates remained relatively stable, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened and, in fact, inverted for a short period of time, overturning the normal risk-return relationship between short-term and long-term securities. At that point, for example, 2-year notes yielded more than 10-year bonds, which are normally considered more risky. Shortly thereafter, the yield curve resumed a slight upward slope. At the end of the reporting period, 10-year bonds were yielding only about 12 basis points more than 2-year notes — substantially less than the historical difference of about 100 basis points. A basis point is one one-hundredth of a percentage point. Yields on 10-year Treasury bonds traded in a range between 4.30% and 4.70% for much of the period, then moved higher in March.

Mortgage-backed securities (MBSs) and agency bonds outperformed Treasuries of comparable maturities for the period. Retail investors from Japan, China, and Taiwan maintained the strong demand for MBSs, particularly Ginnie Mae certificates, which offered attractive yields in a fairly low-yield environment. This increased demand for Ginnie Maes contributed to price volatility and ultimately drove values higher. In contrast, the trading in other types of MBSs, such as Fannie Maes and Freddie Macs, was relatively calm during the period.

Strategy overview

There are six key strategy decisions that we make in managing the fund. The first is called term structure and reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund’s portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. Because your fund’s benchmark is limited to intermediate-maturity Treasury securities, this decision also involves assessing the relative attractiveness of securities that are not in the benchmark but are nevertheless allowable investments within fund guidelines. These include longer-term Treasuries, agency securities, and MBSs; however, under normal circumstances, we invest at least 80% of the fund’s assets in U.S. government securities. Within the MBS market, we also weigh the relative attractiveness of the

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds
Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	0.14%

Lehman Aggregate Bond Index (broad bond market)	–0.06%

Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.65%

Equities
S&P 500 Index (broad stock market)	6.38%

Russell 1000 Growth Index (large-company growth stocks)	6.16%

Russell 1000 Value Index (large-company value stocks)	7.27%

various programs: Ginnie Maes, Fannie Maes, and Freddie Macs. Based on our assessment of the relative values in each of these markets, we position the fund to take advantage of our sector preferences. We make three other strategic decisions related specifically to MBSs: We seek to determine which maturity is most attractive (e.g., 30-year, 15-year, or adjustable-rate); we assess which coupon level (e.g., 5.5%, 6.5%, or 7%) or what combination of coupons provides the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older or more seasoned mortgage is typically less likely to be prepaid. Prepayment interrupts the income stream and might necessitate reinvesting principal at current lower rates.

Your fund’s holdings

We believed the Fed would continue to raise short-term interest rates during the period, and we also anticipated the flattening of the yield curve. Initially we positioned the portfolio to take advantage of this flattening. Later in the period, we adjusted the portfolio’s duration to take advantage of a shift back to a normal-sloping yield curve. This duration strategy had a beneficial effect on portfolio returns. During the period, the difference in returns from various coupons was negligible; thus we saw no reason to prefer one coupon over another. This was not typical, as coupons generally are an important factor driving returns. Our emphasis on MBSs boosted returns, as these outperformed Treasuries. Within the

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

mortgage sector, we favored Fannie Maes and Freddie Macs over Ginnie Maes, believing that they offered better valuations and greater liquidity.

In terms of maturities, the fund continued to emphasize 30-year mortgages. This had a slightly beneficial effect on returns. Although longer-maturity mortgages generally carry greater prepayment risk, prepayment activity typically lessens in periods of rising interest rates. Investors were willing to accept greater prepayment risk during the period, and strong demand for 30-year mortgages drove the value of the securities higher.

We increased the fund’s exposure to re-performing mortgages. These are formerly delinquent mortgages that are pooled together and given credit protection from the Federal Housing

Portfolio composition

This table shows the fund's portfolio composition as of 3/31/06. Weightings are shown as a percentage of net assets and are net of TBA sales positions outstanding. Holdings will vary over time.

* A significant portion of short-term investments reflects amounts used to settle TBA purchase commitments. For more information, see page 54.

Administration (FHA), the Veteran’s Administration (VA), and Fannie Mae. The risk of prepayment of these loans is fairly stable because mortgage borrowers who have been delinquent in the past are not able to refinance easily. By investing in re-performing mortgages, we gain exposure to mortgages that are typically 3 to 5 years old. These loans are more seasoned than most in the marketplace, following the recent wave of refinancing activity brought on by historically low interest rates.

Mortgages can be split into derivative securities, whereby one investor receives mortgage interest payments only (IO), and another receives mortgage principal payments only (PO). We continued to add to the fund’s IO exposure, and we purchased PO securities to partially hedge the IO positions. These derivative securities represent a small portion of the portfolio but they have made a valuable contribution to performance.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Despite the Fed’s numerous short-term interest-rate increases, a combination of factors held down longer-term interest rates. Among these factors has been strong foreign demand for U.S. government bonds, which still offer higher rates than are available elsewhere. Another factor is global pension reform, which has spurred demand for long-term U.S. debt. With long-term rates rising less than short-term rates, the yield curve is flatter than usual. Demand for intermediate-term bonds (which mature in 5 to 10 years) is lackluster, and we believe rates are as likely to go up as they are to go down for securities with these maturities. Our strategy in this environment is to emphasize shorter-term maturities, hedge our position with longer-term (30-year) maturities, and remain underweight with regard to intermediate-term maturities.

We believe that Treasuries and agency securities are relatively expensive compared to mortgages. In our view, AAA-rated assets that are not agency-guaranteed are the most attractive of all, and we are adding these to the portfolio in a small amount. We had been emphasizing 30-year mortgages, but we have begun to shift our emphasis to 15-year mortgages. We believe that Ginnie Maes remain too expensive compared to Fannie Maes and Freddie Macs, and so we are emphasizing the latter. We remain neutral on the question of coupons, with the exception of current 6% coupons, which we are avoiding because we believe they are currently overpriced. We continue to prefer seasoned mortgages for their lower prepayment risk. However, because these are scarce in the marketplace, we seek to take advantage of opportunities in mortgage derivatives, buying seasoned interest-only (IO) loans and combining them with newer principal-only (PO) loans to create mortgage pass-through securities that are more attractive than generic MBSs. Also, we still believe that FHA/VA-guaranteed re-performing mortgages are a smart way to gain exposure to seasoned loans. We anticipate that we will continue to emphasize MBSs and related securities. As always, we strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.55%	6.36%	5.68%	5.68%	5.75%	5.75%	6.23%	6.07%	6.29%	6.61%

10 years	62.58	56.53	51.04	51.04	50.88	50.88	59.02	53.78	58.69	64.44
Annual average	4.98	4.58	4.21	4.21	4.20	4.20	4.75	4.40	4.73	5.10

5 years	18.23	13.80	13.97	11.97	13.90	13.90	16.85	13.11	16.85	19.58
Annual average	3.41	2.62	2.65	2.29	2.64	2.64	3.16	2.49	3.16	3.64

3 years	3.87	0.03	1.54	-1.34	1.52	1.52	3.15	-0.24	3.16	4.59
Annual average	1.27	0.01	0.51	-0.45	0.50	0.50	1.04	-0.08	1.04	1.51

1 year	0.90	-2.89	0.25	-4.64	0.24	-0.74	0.74	-2.51	0.70	1.17

6 months	-0.32	-4.07	-0.59	-5.49	-0.69	-1.67	-0.45	-3.66	-0.40	-0.18

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns For periods ended 3/31/06

	Lehman	Lipper General
	Intermediate	U.S. Government
	Treasury Bond	Funds category
	Index	average*

Annual average
(life of fund)	7.38%	7.20%

10 years	68.80	65.13
Annual average	5.37	5.12

5 years	20.91	20.64
Annual average	3.87	3.80

3 years	4.47	4.78
Annual average	1.47	1.56

1 year	1.84	1.15

6 months	0.14	-0.77

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 175, 172, 150, 125, and 76 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 3/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.162		$0.128	$0.129	$0.150		$0.155	$0.174

Capital gains	—		—	—	—		—	—

Total	$0.162		$0.128	$0.129	$0.150		$0.155	$0.174

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/05	$8.96	$9.31	$8.90	$8.94	$9.00	$9.30	$8.96	$8.95

3/31/06	8.77	9.11	8.72	8.75	8.81	9.11	8.77	8.76

Current yield
(end of period)

Current
dividend rate[1]	3.69%	3.56%	3.03%	3.02%	3.41%	3.29%	3.42%	3.97%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	3.92	3.77	3.16	3.16	3.66	3.54	3.66	4.17

Current 30-day
SEC yield[3]
(without
expense
limitation)	3.85	3.71	3.09	3.10	3.60	3.48	3.60	4.10

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.23	$ 8.95	$ 8.94	$ 6.47	$ 6.47	$ 3.99

Ending value (after expenses)	$996.80	$994.10	$993.10	$995.50	$996.00	$998.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund's expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.29	$ 9.05	$ 9.05	$ 6.54	$ 6.54	$ 4.03

Ending value (after expenses)	$1,019.70	$1,015.96	$1,015.96	$1,018.45	$1,018.45	$1,020.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund's expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group†	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

* Does not reflect the effect of a non-recurring reimbursement of certain fund expenses by Putnam. If this amount had been reflected in the table above, the fund's expense ratio would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam American Government
Income Fund	384%*	430%*	551%†	339%†	372%†

Lipper General U.S. Government
Funds category average	304%	280%	407%	267%	294%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker and Daniel Choquette are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2006	*

Portfolio Leader	2005	*

Rob Bloemker	2006			*

Portfolio Member	2005	*

Daniel Choquette	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $790,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2006, Portfolio Member Daniel Choquette joined your fund’s management team.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006	*

Deputy Head of Investments	2005	*

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006	*

Head of Investments	2005	*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	2005	*

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management, effective July 1, 2005.

This approval was based on the following conclusions:

*	That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
*	That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

*  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

*  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

*  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

67th	70th	59th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 187, 154, and 140 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition,

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 65%, 67%, and 54%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 112th out of 172, 84th out of 125, and 41st out of 76 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (43.4%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association Adjustable
Rate Mortgages 4 1/2s, August 20, 2034	$15,589,302	$15,416,526
Government National Mortgage Association
Pass-Through Certificates
8s, with due dates from April 15, 2030 to May 15, 2030	112,150	119,774
7 1/2s, with due dates from February 15, 2022
to September 15, 2030	6,496,114	6,811,638
7s, with due dates from November 15, 2022 to January 15, 2031	331,559	346,762
6 1/2s, with due dates from December 15, 2031 to April 15, 2033	329,527	342,592
6s, with due dates from October 15, 2023 to January 15, 2029	176,499	178,617
6s, TBA, April 1, 2036	1,350,000	1,361,074
6s, TBA, April 1, 2036	400,000	404,531
6s, TBA, May 1, 2036	400,000	404,172
		25,385,686

U.S. Government Agency Mortgage Obligations (40.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	2,519,463	2,652,326
7s, TBA, April 1, 2036	2,800,000	2,879,625
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	973,278	967,917
5 1/2s, TBA, April 1, 2021	2,900,000	2,880,063
4 1/2s, TBA, April 1, 2036	3,450,000	3,180,199
4s, TBA, April 1, 2021	2,564,000	2,389,528
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from November 1, 2022 to January 1, 2036	7,576,297	7,809,646
6 1/2s, with due dates from February 1, 2034
to September 1, 2034	12,618,600	12,881,817
6 1/2s, with due dates from February 1, 2016
to February 1, 2017	339,573	347,372
5 1/2s, with due dates from February 1, 2021
to February 1, 2036	2,058,023	2,045,559
5 1/2s, with due dates from May 1, 2011 to January 1, 2021	18,513,374	18,419,074
5 1/2s, TBA, April 1, 2036	79,645,000	77,728,542
5 1/2s, TBA, May 1, 2036	50,850,000	49,578,750
5s, September 1, 2035	975	928
5s, with due dates from May 1, 2018 to February 1, 2020	636,168	621,093
5s, TBA, April 1, 2036	51,700,000	49,211,938
5s, TBA, May 1, 2036	76,800,000	73,050,002
4 1/2s, TBA, May 1, 2036	12,550,000	11,568,060
4s, with due dates from May 1, 2019 to September 1, 2020	1,000,044	936,535
		319,148,974

Total U.S. government and agency mortgage obligations (cost $347,754,809)		$344,534,660

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.0%)*

	Principal amount	Value

Fannie Mae
7 1/8s, January 15, 2030	$762,000	$942,582
6 1/8s, March 15, 2012	2,320,000	2,431,091
4 1/4s, August 15, 2010	13,700,000	13,223,108
Federal Home Loan Bank 5 3/8s, February 15, 2007	2,420,000	2,424,823
Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,594,307
6 5/8s, September 15, 2009	29,420,000	30,787,495
5 3/4s, January 15, 2012	5,105,000	5,250,173

Total U.S. government agency obligations (cost $65,678,805)		$63,653,579

U.S. TREASURY OBLIGATIONS (19.5%)*

	Principal amount	Value

U.S. Treasury Bonds
8 1/8s, August 15, 2019	$9,450,000	$12,264,328
8s, November 15, 2021	16,475,000	21,641,458
7 1/2s, November 15, 2016	10,948,000	13,228,263
6 1/4s, May 15, 2030	10,723,000	12,532,506
6s, February 15, 2026	45,670,000	50,979,138
U.S. Treasury Notes
4 1/4s, August 15, 2013	38,441,000	36,975,437
3 1/2s, February 15, 2010	1,425,000	1,358,426
3 1/2s, August 15, 2009	5,842,000	5,602,843

Total U.S. treasury obligations (cost $151,266,479)		$154,582,399

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)*

	Principal amount	Value

Commercial Mortgage Pass-Through Certificates
Ser. 04-LB2A, Class A4, 4.715s, 2039	$5,382,000	$5,081,254
CS First Boston Mortgage Securities Corp. Ser. 05-C4,
Class A5, 5.104s, 2038	3,901,000	3,768,873
Fannie Mae
FRB Ser. 05-45, Class FG, 22.306s, 2035	517,543	565,548
Ser. 03-W6, Class PT1, 9.574s, 2042	3,351,342	3,561,591
IFB Ser. 03-130, Class SJ, 8.727s, 2034	289,920	289,369
Ser. 06-20, Class IP, Interest only (IO), 8s, 2030	580,000	119,038
Ser. 05-W3, Class 1A, 7 1/2s, 2045	2,825,024	2,955,002
Ser. 04-W8, Class 3A, 7 1/2s, 2044	3,907,194	4,080,491
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	3,513,855	3,668,117
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,961,325	2,046,665
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,938,094	3,064,457
Ser. 03-W4, Class 4A, 7 1/2s, 2042	689,393	716,183
Ser. 02-T18, Class A4, 7 1/2s, 2042	1,215,742	1,265,903
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,951,685	2,032,264
Ser. 02-T16, Class A3, 7 1/2s, 2042	9,022,767	9,393,066

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T19, Class A3, 7 1/2s, 2042	$26,316	$27,398
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	373,232	388,691
Ser. 02-T12, Class A3, 7 1/2s, 2042	28,708	29,831
Ser. 02-W4, Class A5, 7 1/2s, 2042	4,052,415	4,214,647
Ser. 02-W1, Class 2A, 7 1/2s, 2042	67,824	70,276
Ser. 02-14, Class A2, 7 1/2s, 2042	201,478	209,432
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,524,606	2,620,020
Ser. 02-T4, Class A3, 7 1/2s, 2041	983,687	1,021,113
Ser. 02-T6, Class A2, 7 1/2s, 2041	986,825	1,023,061
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,336,800	1,387,357
Ser. 01-T8, Class A1, 7 1/2s, 2041	421,147	436,428
Ser. 01-T7, Class A1, 7 1/2s, 2041	6,593,270	6,828,076
Ser. 01-T3, Class A1, 7 1/2s, 2040	59,018	61,162
Ser. 99-T2, Class A1, 7 1/2s, 2039	132,603	138,252
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,397,113	1,451,928
Ser. 02-T1, Class A3, 7 1/2s, 2031	1,086,663	1,128,766
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,737,885	1,799,776
Ser. 02-W7, Class A5, 7 1/2s, 2029	106,692	111,033
Ser. 01-T4, Class A1, 7 1/2s, 2028	118,556	123,908
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,169,372	1,215,536
IFB Ser. 06-27, Class SP, 7.443s, 2036	876,000	865,965
IFB Ser. 05-74, Class CP, 7.084s, 2035	1,489,192	1,482,358
IFB Ser. 05-76, Class SA, 7.084s, 2034	1,053,427	1,034,650
Ser. 02-26, Class A1, 7s, 2048	1,793,926	1,843,474
Ser. 04-W12, Class 1A3, 7s, 2044	1,051,064	1,084,241
Ser. 04-T3, Class 1A3, 7s, 2044	2,107,341	2,172,772
Ser. 04-T2, Class 1A3, 7s, 2043	719,425	741,818
Ser. 03-W8, Class 2A, 7s, 2042	7,249,653	7,465,399
Ser. 03-W3, Class 1A2, 7s, 2042	690,446	710,551
Ser. 02-T16, Class A2, 7s, 2042	4,942,247	5,085,011
Ser. 02-T19, Class A2, 7s, 2042	3,281,914	3,378,065
Ser. 02-14, Class A1, 7s, 2042	2,224,289	2,284,120
Ser. 01-T10, Class A1, 7s, 2041	1,369,312	1,405,681
Ser. 02-T4, Class A2, 7s, 2041	3,663,144	3,761,741
Ser. 01-W3, Class A, 7s, 2041	610,734	626,704
Ser. 04-W1, Class 2A2, 7s, 2033	5,052,994	5,208,374
IFB Ser. 06-8, Class HP, 6.9s, 2036	1,141,936	1,120,110
IFB Ser. 06-8, Class WK, 6.9s, 2036	1,707,116	1,666,182
IFB Ser. 05-106, Class US, 6.9s, 2035	1,797,996	1,788,388
IFB Ser. 05-99, Class SA, 6.9s, 2035	879,920	862,289
IFB Ser. 05-74, Class CS, 6.77s, 2035	1,697,661	1,674,602
IFB Ser. 05-74, Class DM, 6.717s, 2035	1,717,514	1,677,707
IFB Ser. 05-114, Class SP, 6.33s, 2036	493,497	466,663
IFB Ser. 05-95, Class CP, 5.576s, 2035	142,904	138,312
Ser. 350, Class 2, IO, 5 1/2s, 2034	12,218,871	2,970,132
IFB Ser. 05-83, Class QP, 4.867s, 2034	559,496	507,581
IFB Ser. 05-93, Class AS, 4.83s, 2034	622,098	553,108
IFB Ser. 05-57, Class MN, 4.598s, 2035	1,258,239	1,186,858
IFB Ser. 05-56, Class TP, 3.696s, 2033	318,456	279,974

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 03-66, Class SA, IO, 2.832s, 2033	$1,803,816	$125,419
IFB Ser. 03-48, Class S, IO, 2.732s, 2033	775,659	53,815
IFB Ser. 05-113, Class DI, IO, 2.412s, 2036	66,933,630	3,950,607
IFB Ser. 03-122, Class SA, IO, 2.282s, 2028	3,303,303	169,663
IFB Ser. 04-51, Class S0, IO, 2.232s, 2034	445,813	22,291
IFB Ser. 05-65, Class KI, IO, 2.182s, 2035	32,461,654	1,822,362
IFB Ser. 06-20, Class BI, IO, 2.01s, 2036	16,538,000	751,486
IFB Ser. 05-90, Class SP, IO, 1.932s, 2035	2,740,605	169,095
IFB Ser. 06-20, Class PI, IO, 1.93s, 2030	4,830,000	186,735
IFB Ser. 05-82, Class SW, IO, 1.912s, 2035	6,696,593	296,115
IFB Ser. 05-82, Class SY, IO, 1.912s, 2035	8,521,712	376,819
IFB Ser. 05-45, Class EW, IO, 1.902s, 2035	25,312,187	1,233,396
IFB Ser. 05-47, Class SW, IO, 1.902s, 2035	4,405,463	190,502
IFB Ser. 05-105, Class S, IO, 1.882s, 2035	1,271,915	62,801
IFB Ser. 05-95, Class CI, IO, 1.882s, 2035	1,890,124	103,533
IFB Ser. 05-84, Class SG, IO, 1.882s, 2035	3,315,916	202,452
IFB Ser. 05-87, Class SG, IO, 1.882s, 2035	4,247,010	213,678
IFB Ser. 05-89, Class S, IO, 1.882s, 2035	12,141,961	530,737
IFB Ser. 05-69, Class AS, IO, 1.882s, 2035	878,302	46,523
IFB Ser. 05-104, Class NI, IO, 1.882s, 2035	554,763	35,842
IFB Ser. 04-92, Class S, IO, 1.882s, 2034	2,685,246	138,881
IFB Ser. 05-104, Class SI, IO, 1.882s, 2033	4,185,360	241,945
IFB Ser. 05-83, Class QI, IO, 1.872s, 2035	464,956	30,341
IFB Ser. 05-92, Class SC, IO, 1.862s, 2035	4,454,262	243,604
IFB Ser. 05-83, Class SL, IO, 1.852s, 2035	8,861,530	448,844
IFB Ser. 06-8, Class NS, IO, 1.812s, 2036	5,256,920	288,207
IFB Ser. 05-95, Class OI, IO, 1.772s, 2035	263,006	16,968
IFB Ser. 03-124, Class ST, IO, 1.682s, 2034	1,263,059	49,335
IFB Ser. 03-112, Class SA, IO, 1.682s, 2028	1,686,417	54,055
IFB Ser. 05-67, Class BS, IO, 1.332s, 2035	2,287,667	89,719
IFB Ser. 05-73, Class ST, IO, 1.312s, 2035	1,031,483	35,215
Ser. 03-W6, Class 11, IO, 1.286s, 2035	450,451	270
IFB Ser. 05-74, Class SE, IO, 1.282s, 2035	9,113,583	282,605
IFB Ser. 05-82, Class SI, IO, 1.282s, 2035	7,383,720	218,627
IFB Ser. 05-74, Class NI, IO, 1.262s, 2035	7,809,757	331,689
IFB Ser. 05-87, Class SE, IO, 1.232s, 2035	17,063,010	565,212
Ser. 03-W10, Class 1A, IO, 1.195s, 2043	32,627,556	491,175
IFB Ser. 04-54, Class SW, IO, 1.182s, 2033	1,025,297	26,305
Ser. 03-W10, Class 3A, IO, 1.178s, 2043	39,332,536	653,887
Ser. 01-T12, Class IO, 0.568s, 2041	4,298,558	49,650
Ser. 03-W2, Class 1, IO, 0.472s, 2042	1,769,951	16,828
Ser. 02-T4, IO, 0.452s, 2041	21,808,317	192,852
Ser. 01-50, Class B1, IO, 0.452s, 2041	7,201,812	52,781
Ser. 02-T1, Class IO, IO, 0.425s, 2031	4,147,195	37,519
Ser. 03-W6, Class 3, IO, 0.365s, 2042	2,774,874	13,042
Ser. 01-79, Class BI, IO, 0.334s, 2045	6,801,931	46,658
Ser. 03-W6, Class 21, IO, 0.004s, 2042	528,517	—
Ser. 05-113, Class DO, PO, zero %, 2036	10,287,631	8,106,773
Ser. 363, Class 1, PO, zero %, 2035	15,609,033	11,095,666

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 361, Class 1, PO, zero %, 2035	$5,391,137	$4,124,351
Ser. 05-65, Class KO, PO, zero %, 2035	1,135,943	907,451
Ser. 04-38, Class AO, PO, zero %, 2034	1,713,375	1,212,480
Ser. 342, Class 1, PO, zero %, 2033	1,033,803	788,340
Ser. 02-82, Class TO, PO, zero %, 2032	1,956,960	1,489,423
Ser. 04-61, Class CO, PO, zero %, 2031	1,607,000	1,203,743
Ser. 05-38, PO, zero %, 2031	179,000	127,146
FRB Ser. 05-117, Class GF, zero %, 2036	203,505	190,119
FRB Ser. 05-79, Class FE, zero %, 2035	658,635	725,530
FRB Ser. 05-81, Class DF, zero %, 2033	203,424	221,732
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,606,178	3,769,217
Ser. T-58, Class 4A, 7 1/2s, 2043	515,500	536,176
Ser. T-42, Class A5, 7 1/2s, 2042	349,581	363,204
Ser. T-41, Class 3A, 7 1/2s, 2032	2,540	2,637
Ser. T-60, Class 1A2, 7s, 2044	1,290,735	1,330,116
Ser. T-59, Class 1A2, 7s, 2043	3,013,823	3,109,887
Ser. T-55, Class 1A2, 7s, 2043	1,790,492	1,834,941
Freddie Mac
IFB Ser. 2963, Class SV, 9.605s, 2034	368,000	377,157
IFB Ser. 3012, Class GP, 4.583s, 2035	819,417	766,450
IFB Ser. 3114, Class GK, 7.405s, 2036	442,189	429,695
IFB Ser. 3081, Class DC, 7.791s, 2035	691,055	668,678
Ser. 3114, Class BL, IO, 7 1/2s, 2030	224,643	42,847
IFB Ser. 2979, Class AS, 6.861s, 2034	313,873	302,985
IFB Ser. 2996, Class SA, 6.741s, 2035	607,668	563,612
IFB Ser. 3072, Class SA, 6.715s, 2035	269,461	249,083
IFB Ser. 3072, Class SM, 6.385s, 2035	429,438	391,091
IFB Ser. 3072, Class SB, 6.238s, 2035	405,745	367,310
IFB Ser. 3065, Class DC, 5.614s, 2035	1,059,158	956,725
IFB Ser. 3050, Class SA, 5.003s, 2034	735,880	653,952
IFB Ser. 3031, Class BS, 4.853s, 2035	1,492,495	1,345,487
IFB Ser. 2594, Class SE, IO, 2.301s, 2030	2,177,729	108,886
IFB Ser. 2828, Class TI, IO, 2.301s, 2030	1,043,985	67,533
IFB Ser. 3033, Class SF, IO, 2.051s, 2035	1,581,742	65,741
IFB Ser. 3028, Class ES, IO, 2.001s, 2035	5,042,104	343,490
IFB Ser. 3042, Class SP, IO, 2.001s, 2035	1,129,538	73,759
IFB Ser. 3045, Class DI, IO, 1.981s, 2035	12,855,480	587,499
IFB Ser. 2981, Class AS, IO, 1.971s, 2035	2,857,939	122,348
IFB Ser. 2981, Class BS, IO, 1.971s, 2035	1,485,064	65,432
IFB Ser. 2981, Class CS, IO, 1.971s, 2035	1,956,426	86,200
IFB Ser. 3054, Class CS, IO, 1.951s, 2035	1,174,508	54,321
IFB Ser. 3107, Class DC, IO, 1.951s, 2035	2,494,629	182,030
IFB Ser. 3066, Class SI, IO, 1.951s, 2035	6,819,167	455,023
IFB Ser. 3031, Class BI, IO, 1.941s, 2035	1,007,808	63,897
IFB Ser. 3067, Class SI, IO, 1.901s, 2035	3,942,197	270,673
IFB Ser. 3114, Class TS, IO, 1.901s, 2030	8,555,380	353,385
IFB Ser. 3114, Class BI, IO, 1.901s, 2030	3,369,658	129,936

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3065, Class DI, IO, 1.871s, 2035	$770,359	$45,666
IFB Ser. 3114, Class GI, IO, 1.851s, 2036	1,100,763	68,605
IFB Ser. 3081, Class DI, IO, 1.731s, 2035	958,085	53,588
IFB Ser. 3012, Class UI, IO, 1.671s, 2035	1,970,148	90,285
IFB Ser. 3016, Class SP, IO, 1.361s, 2035	1,016,695	30,979
IFB Ser. 3016, Class SQ, IO, 1.361s, 2035	2,342,902	72,489
IFB Ser. 2937, Class SY, IO, 1.351s, 2035	1,030,352	27,562
IFB Ser. 3012, Class IG, IO, 1.331s, 2035	7,210,710	288,679
IFB Ser. 2957, Class SW, IO, 1.251s, 2035	5,788,528	168,229
IFB Ser. 2815, Class S, IO, 1.251s, 2032	2,382,919	68,476
Ser. 236, PO, zero %, 2036	2,011,000	1,510,185
Ser. 3045, Class DO, PO, zero %, 2035	983,105	746,146
Ser. 231, PO, zero %, 2035	35,300,852	25,489,874
Ser. 228, PO, zero %, 2035	4,687,587	3,544,431
FRB Ser. 3022, Class TC, zero %, 2035	220,826	258,919
FRB Ser. 2986, Class XT, zero %, 2035	129,917	143,193
FRB Ser. 2958, Class FL, zero %, 2035	566,411	547,333
FRB Ser. 3046, Class WF, zero %, 2035	313,727	310,257
FRB Ser. 3054, Class XF, zero %, 2034	130,033	134,990
FRB Ser. 3024, Class CW, zero %, 2034	191,368	192,466
FRB Ser. 3046, Class UF, zero %, 2033	591,781	596,049
FRB Ser. 3030, Class CF, zero %, 2035	520,732	605,432
GE Capital Commercial Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	2,756,000	2,626,502
Government National Mortgage Association
IFB Ser. 05-84, Class SB, 5.059s, 2035	536,199	485,922
IFB Ser. 05-84, Class SL, 4.997s, 2035	2,670,943	2,369,958
IFB Ser. 05-66, Class SP, 4.997s, 2035	3,111,525	2,768,815
IFB Ser. 05-68, Class DP, 4.986s, 2035	4,058,760	3,729,151
IFB Ser. 05-7, Class NP, 4.136s, 2033	422,607	391,065
IFB Ser. 06-10, Class SM, IO, 1.62s, 2036	5,649,000	224,195
IFB Ser. 05-65, Class SI, IO, 1.574s, 2035	10,137,075	402,670
IFB Ser. 06-14, Class S, IO, 1.56s, 2036	2,421,000	85,113
IFB Ser. 06-7, Class SB, IO, 1.544s, 2036	9,197,557	314,729
IFB Ser. 05-68, Class KI, IO, 1.524s, 2035	26,829,000	1,538,772
IFB Ser. 05-68, Class SI, IO, 1.524s, 2035	17,517,279	772,364
IFB Ser. 05-51, Class SJ, IO, 1.424s, 2035	5,258,525	197,195
IFB Ser. 05-68, Class S, IO, 1.424s, 2035	10,394,815	414,247
IFB Ser. 04-90, Class SI, IO, 1.324s, 2034	8,829,839	291,120
IFB Ser. 05-60, Class SJ, IO, 1.004s, 2034	8,492,308	236,171
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	1,886,000	1,862,576
Ser. 05-GG4, Class A4B, 4.732s, 2039	1,427,000	1,336,225
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-CB14, Class A4, 5.481s, 2044	1,700,000	1,685,125
Ser. 05-CB11, Class A4, 5.335s, 2037	2,827,000	2,862,338
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	1,783,000	1,734,913
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	718,973

COLLATERALIZED MORTGAGE OBLIGATIONS (32.4%)* continued

	Principal amount	Value

Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	$1,735,000	$1,659,771
Ser. 04-HQ4, Class A7, 4.97s, 2040	896,000	856,585
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	3,805,000	3,754,089
Ser. 04-C15, Class A4, 4.803s, 2041	1,338,000	1,264,549

Total collateralized mortgage obligations (cost $267,684,344)		$256,958,550

ASSET-BACKED SECURITIES (2.9%)*

	Principal amount	Value

American Home Mortgage Investment Trust FRB
Ser. 04-3, Class 3A, 3.71s, 2034	$92,243	$90,690
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.553s, 2034	6,396,248	20,988
Ser. 05-E, Class 2, IO, 0.306s, 2035	14,331,000	96,287
Countrywide Home Loans Ser. 06-0A5, Class X, IO,
zero %, 2046	5,637,000	281,850
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,864,581	1,941,514
Ser. 05-RP3, Class 1A3, 8s, 2035	1,958,987	2,061,891
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	718,100	763,104
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	1,368,861	30,799
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	3,771,569	11,315
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.433s, 2035	3,196,144	3,175,420
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 6.55s, 2034	3,614,959	3,193,607
IFB Ser. 05-6, Class 5A8, 4.264s, 2035	2,564,487	2,045,718
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	18,649,000	265,165
Ser. 05-AR12, Class 2A5, 4.32s, 2035	8,657,000	8,299,447
Ser. 05-AR9, Class 1A2, 4.352s, 2035	794,610	773,264

Total asset-backed securities (cost $24,443,320)		$23,051,059

PURCHASE OPTIONS OUTSTANDING (1.0%)*

	Expiration
	date/	Contract
	strike price	value	Amount

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 5.127% versus the three month
USD-LIBOR-BBA maturing on February 7, 2027.	Feb 07/$5.127	2,179,000	$35,699
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 5.057% versus the three month
USD-LIBOR-BBA maturing on February 7, 2017.	Feb 07/$5.057	10,956,000	123,800
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.28% versus the three month
USD-LIBOR-BBA maturing on March 8, 2017.	Mar 07/$5.28	40,939,000	1,173,308
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 5.28% versus the three month
USD-LIBOR-BBA maturing on March 8, 2017.	Mar 07/$5.28	40,939,000	753,818
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a fixed
rate of 5.165% versus the three month
USD-LIBOR-BBA maturing on March 7, 2009.	Mar 07/$5.165	28,800,000	141,218
Option on an interest rate swap with Lehman
Brothers dated December 9, 2005 for the
obligation to pay a fixed rate swap of 5.19%
semi-annually versus the three month
USD-LIBOR-BBA maturing
December 12, 2017.	Dec 07/$5.19	83,043,000	3,435,987
Option on an interest rate swap with Lehman
Brothers dated December 9, 2005 for the right
to receive a fixed rate swap of 5.19% semi-annually
versus the three month USD-LIBOR-BBA
maturing December 12, 2017.	Dec 07/$5.19	83,043,000	1,925,518

Total purchase options outstanding (cost $8,939,057)			$7,589,348

SHORT-TERM INVESTMENTS (28.2%)*

	Principal amount	Value
Interest in $564,000,000 joint tri party repurchase
agreement dated March 31, 2006 with Bank of America
Securities, LLC due April 3, 2006 with respect
to various U.S. Government obligations — maturity
value of $163,865,793 for an effective yield of 4.82%
(collateralized by Fannie Mae with a yield of 5.00%
due March 1, 2035 valued at $564,226,540)	$163,800,000	$163,800,000
Freddie Mac, 4.58%, April 18,2006	8,000,000	7,982,698
U.S. Treasury Bills for an effective yield of 4.31%, April 13, 2006 #	1,912,000	1,909,275
U.S. Treasury Bills for an effective yield of 4.32%, April 13, 2006 #	172,000	171,755
U.S. Treasury Bills for an effective yield of 4.37%, April 13, 2006 #	203,000	202,707
Federal Home Loan Bank, 4.51%, April 7,2006	50,000,000	49,962,583

Total short-term investments (cost $224,029,018)		$224,029,018

TOTAL INVESTMENTS

Total investments (cost $1,089,795,832)		$1,074,398,613

* Percentages indicated are based on net assets of $793,795,199.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2006.

At March 31, 2006, liquid assets totaling $77,194,433 have been designated as collateral for open forward commitments.

TBA after the name of a security represents to be announced securities (Note 1).

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2006.

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2006.

FUTURES CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Short)	1,746	$413,780,175	Mar-07	$1,687,528
Euro 90 day (Long)	1,746	413,518,275	Sep-06	(835,962)
U.S. Treasury Note 10 yr (Long)	3,682	391,730,281	Jun-06	(4,975,165)
U.S. Treasury Note 5 yr (Short)	3,746	391,222,875	Jun-06	2,092,855
U.S. Treasury Note 2 yr (Short)	1,045	213,033,047	Jun-06	103,024
U.S. Treasury Bond 20 yr (Long)	124	13,535,375	Jun-06	(163,122)
Euro 90 day (Short)	2	473,975	Jun-06	168

Total				$(2,090,674)

WRITTEN OPTIONS OUTSTANDING at 3/31/06 (premiums received $6,075,188) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the obligation to pay a fixed
rate swap of 5.085% semi-annually versus the three
month USD-LIBOR-BBA maturing February 1, 2017.	27,012,000	Jan 07/$5.085	$ 979,833
Option on an interest rate swap with Lehman Brothers
Special Financing, Inc. for the right to receive a fixed
rate swap of 5.085% semi-annually versus the three
month USD-LIBOR-BBA maturing February 1, 2017.	27,012,000	Jan 07/$5.085	317,796
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of
5.268% versus the three month USD-LIBOR-BBA
maturing on March 7, 2022.	18,350,000	Mar 07/$5.268	383,025
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	39,810,000	Jul 07/$4.55	257,658
Option on an interest rate swap with Lehman Brothers
International for the obligation to pay a fixed rate of
5.225% semi-annually versus the three month
USD-LIBOR-BBA maturing March 5, 2018.	14,300,000	Mar 08/$5.225	603,403
Option on an interest rate swap with Lehman Brothers
International for the right to receive a fixed rate of
5.225% semi-annually versus the three month
USD-LIBOR-BBA maturing March 5, 2018.	14,300,000	Mar 08/$5.225	371,800
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	39,810,000	Jul 07/$4.55	2,784,595

Total			$5,698,110

TBA SALE COMMITMENTS OUTSTANDING at 3/31/06 (proceeds receivable $200,000,781) (Unaudited)

	Principal	Settlement
	amount	date	Value

GNMA, 6s, April 1, 2036	$ 400,000	4/20/06	$ 404,531
FNMA, 5 1/2s, May 1, 2036	12,550,000	5/11/06	12,236,250
FNMA, 5 1/2s, April 1, 2036	79,100,000	4/12/06	77,196,656
FNMA, 5s, April 1, 2036	51,700,000	4/12/06	49,211,938
FNMA, 4 1/2s, May 1, 2036	12,550,000	5/11/06	11,568,060
FNMA, 5s, May 1, 2036	50,100,000	5/11/06	47,653,712

Total			$198,271,147

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

		Fixed payments	Fixed payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 28,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	$ 1,732,682

90,500,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	3,215,978

48,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	940,127

14,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	(881,658)

Citibank, N.A.
191,700,000	4/4/09	3 month USD-LIBOR-BBA	5.264%	—

Credit Suisse First Boston International
8,911,700	7/9/06	3 month USD-LIBOR-BBA	2.931%	(85,443)

9,804,300	7/9/14	4.945%	3 month USD-LIBOR-BBA	264,131

Credit Suisse International
1,683,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	(23,662)

JPMorgan Chase Bank, N.A.
111,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	3,660,644

45,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	(88,624)

5,404,000	8/2/15	4.6757%	3 month USD-LIBOR-BBA	(278,023)

36,500,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(2,513,522)

44,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	955,063

25,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	(220,683)

Lehman Brothers Special Financing, Inc.
83,617,000	12/19/15	5.0265%	3 month USD-LIBOR-BBA	1,229,302

5,396,000	3/21/14	5.17596%	3 month USD-LIBOR-BBA	62,476

44,173,000	12/11/13	3 month USD-LIBOR-BBA	4.641%	(1,466,938)

351,000	12/16/13	4.579%	3 month USD-LIBOR-BBA	13,159

58,300,000	6/29/07	3.9334%	3 month USD-LIBOR-BBA	380,775

10,600,000	6/29/15	4.3059%	3 month USD-LIBOR-BBA	709,875

2,390,000	1/23/14	4.408%	3 month USD-LIBOR-BBA	144,544

2,390,000	1/23/14	4.419%	3 month USD-LIBOR-BBA	144,327

2,449,000	1/26/14	4.375%	3 month USD-LIBOR-BBA	153,578

1,254,000	1/26/14	4.379%	3 month USD-LIBOR-BBA	78,303

172,300,000	2/4/10	3 month USD-LIBOR-BBA	4.089%	(7,234,518)

130,000,000	10/11/10	4.687%	3 month USD-LIBOR-BBA	1,591,236

Total				$ 2,483,129

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	depreciation

Lehman Brothers Finance, S.A.
$226,115,000	4/1/06	(6 month USD-LIBOR-BBA	Lehman Brothers U.S.
		minus 10 bp)	Hybrid ARM Index	$(2,992,020)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $925,995,832)	$910,598,613

Repurchase agreements (identified cost $163,800,000)	163,800,000

Cash	309,105

Interest and other receivables	3,857,886

Receivable for shares of the fund sold	233,397

Receivable for securities sold	25,048

Receivable for sales of delayed delivery securities (Note 1)	200,318,410

Unrealized appreciation on swap contracts (Note 1)	15,276,200

Receivable for variation margin (Note 1)	86,968

Total assets	1,294,505,627

LIABILITIES

Payable for securities purchased	33,995

Payable for purchases of delayed delivery securities (Note 1)	277,637,873

Payable for shares of the fund repurchased	1,277,695

Payable for compensation of Manager (Note 2)	1,100,704

Payable for investor servicing and custodian fees (Note 2)	110,460

Payable for Trustee compensation and expenses (Note 2)	171,796

Payable for administrative services (Note 2)	2,000

Payable for distribution fees (Note 2)	510,729

Written options outstanding, at value (premiums received $6,075,188) (Note 1)	5,698,110

Unrealized depreciation on swap contracts (Note 1)	15,785,091

TBA sales commitments, at value (proceeds receivable $200,000,781) (Note 1)	198,271,147

Other accrued expenses	110,828

Total liabilities	500,710,428

Net assets	$793,795,199

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$868,962,336

Undistributed net investment income (Note 1)	5,960,592

Accumulated net realized loss on investments (Note 1)	(65,237,657)

Net unrealized depreciation of investments	(15,890,072)

Total — Representing net assets applicable to capital shares outstanding	$793,795,199

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($725,763,951 divided by 82,742,113 shares)	$8.77

Offering price per class A share
(100/96.25 of $8.77)*	$9.11

Net asset value and offering price per class B share
($52,989,018 divided by 6,078,090 shares)**	$8.72

Net asset value and offering price per class C share
($3,905,091 divided by 446,290 shares)**	$8.75

Net asset value and redemption price per class M share
($2,031,522 divided by 230,564 shares)	$8.81

Offering price per class M share
(100/96.75 of $8.81)***	$9.11

Net asset value, offering price and redemption price per class R share
($45,605 divided by 5,202 shares)	$8.77

Net asset value, offering price and redemption price per class Y share
($9,060,012 divided by 1,033,765 shares)	$8.76

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering prices is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INTEREST INCOME	$ 20,183,109

EXPENSES
Compensation of Manager (Note 2)	2,553,820

Investor servicing fees (Note 2)	703,174

Custodian fees (Note 2)	123,969

Trustee compensation and expenses (Note 2)	22,721

Administrative services (Note 2)	16,817

Distribution fees — Class A (Note 2)	948,525

Distribution fees — Class B (Note 2)	306,508

Distribution fees — Class C (Note 2)	21,106

Distribution fees — Class M (Note 2)	5,420

Distribution fees — Class R (Note 2)	89

Other	132,587

Non-recurring costs (Notes 2 and 5)	4,192

Costs assumed by Manager (Notes 2 and 5)	(4,192)

Fees waived and reimbursed by Manager or affiliate (Notes 2 and 5)	(396,728)

Total expenses	4,438,008

Expense reduction (Note 2)	(89,325)

Net expenses	4,348,683

Net investment income	15,834,426

Net realized loss on investments (Notes 1 and 3)	(8,556,157)

Net realized gain on swap contracts (Note 1)	3,525,302

Net realized gain on futures contracts (Note 1)	986,287

Net realized gain on written options (Notes 1 and 3)	289,274

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale
commitments during the period	(14,514,703)

Net loss on investments	(18,269,997)

Net decrease in net assets resulting from operations	$ (2,435,571)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 15,834,426	$25,258,556

Net realized loss on investments	(3,755,294)	(13,788,287)

Net unrealized depreciation of investments	(14,514,703)	(803,185)

Net increase (decrease) in net assets resulting
from operations	(2,435,571)	10,667,084

Distributions to shareholders: (Note 1)

From net investment income

Class A	(13,895,346)	(21,752,211)

Class B	(896,085)	(1,508,408)

Class C	(61,490)	(95,110)

Class M	(36,556)	(67,517)

Class R	(591)	(31)

Class Y	(222,958)	(462,981)

Redemption fees (Note 1)	2,344	1,365

Decrease from capital share transactions (Note 4)	(75,548,409)	(161,798,172)

Total decrease in net assets	(93,094,662)	(175,015,981)

NET ASSETS

Beginning of period	886,889,861	1,061,905,842

End of period (including undistributed net investment
income of $5,960,592 and $5,239,192, respectively)	$793,795,199	$886,889,861

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2006**	$8.96	.17(d,g)	(.20)	(.03)	(.16)	(.16)	—(e)	$8.77	(.32)*	$725,764	.50*(d,g)	1.91*(d,g)	132.05*(f )
September 30, 2005	9.09	.23(d)	(.13)	.10	(.23)	(.23)	—(e)	8.96	1.09	795,350	1.04(d)	2.66(d)	384.39(f)
September 30, 2004	9.08	.20(d)	—	.20	(.19)	(.19)	—(e)	9.09	2.29	934,914	1.03(d)	2.20(d)	429.97(f )
September 30, 2003	9.08	.22	.02	.24	(.24)	(.24)	—	9.08	2.73	1,238,690	1.00	2.41	550.68(h)
September 30, 2002	8.87	.37	.26	.63	(.42)	(.42)	—	9.08	7.31	1,412,248.98		4.24	339.11(h)
September 30, 2001	8.45	.46	.42	.88	(.46)	(.46)	—	8.87	10.66	1,443,830.99		5.30	372.36(h)

CLASS B
March 31, 2006**	$8.90	.14(d,g)	(.19)	(.05)	(.13)	(.13)	—(e)	$8.72	(.59)*	$52,989	.87*(d,g)	1.54*(d,g)	132.05*(f )
September 30, 2005	9.03	.16(d)	(.13)	.03	(.16)	(.16)	—(e)	8.90	.33	68,766	1.79(d)	1.89(d)	384.39(f )
September 30, 2004	9.03	.13(d)	—	.13	(.13)	(.13)	—(e)	9.03	1.43	102,924	1.78(d)	1.46(d)	429.97(f )
September 30, 2003	9.02	.15	.03	.18	(.17)	(.17)	—	9.03	2.06	169,610	1.75	1.67	550.68(h)
September 30, 2002	8.82	.30	.25	.55	(.35)	(.35)	—	9.02	6.44	231,724	1.73	3.49	339.11(h)
September 30, 2001	8.42	.39	.40	.79	(.39)	(.39)	—	8.82	9.65	186,429	1.74	4.55	372.36(h)

CLASS C
March 31, 2006**	$8.94	.14(d,g)	(.20)	(.06)	(.13)	(.13)	—(e)	$8.75	(.69)*	$3,905	.87*(d,g)	1.54*(d,g)	132.05*(f )
September 30, 2005	9.06	.16(d)	(.12)	.04	(.16)	(.16)	—(e)	8.94	.42	4,530	1.79(d)	1.91(d)	384.39(f )
September 30, 2004	9.06	.13(d)	—	.13	(.13)	(.13)	—(e)	9.06	1.42	6,198	1.78(d)	1.46(d)	429.97(f)
September 30, 2003	9.05	.15	.03	.18	(.17)	(.17)	—	9.06	2.06	9,816	1.75	1.67	550.68(h)
September 30, 2002	8.85	.30	.25	.55	(.35)	(.35)	—	9.05	6.45	13,839	1.73	3.49	339.11(h)
September 30, 2001	8.43	.39	.42	.81	(.39)	(.39)	—	8.85	9.88	8,498	1.74	4.48	372.36(h)

CLASS M
March 31, 2006**	$9.00	.16(d,g)	(.20)	(.04)	(.15)	(.15)	—(e)	$8.81	(.45)*	$2,032	.62* (d,g)	1.79*(d,g)	132.05*(f)
September 30, 2005	9.12	.20(d)	(.12)	.08	(.20)	(.20)	—(e)	9.00	.93	2,316	1.29(d)	2.40(d)	384.39(f)
September 30, 2004	9.11	.18(d)	—	.18	(.17)	(.17)	—(e)	9.12	2.01	3,490	1.28(d)	1.96(d)	429.97(f)
September 30, 2003	9.10	.20	.03	.23	(.22)	(.22)	—	9.11	2.56	6,468	1.25	2.19	550.68(h)
September 30, 2002	8.90	.35	.24	.59	(.39)	(.39)	—	9.10	6.88	10,558	1.23	3.98	339.11(h)
September 30, 2001	8.48	.44	.41	.85	(.43)	(.43)	—	8.90	10.33	9,094	1.24	5.05	372.36(h)

CLASS R
March 31, 2006**	$8.96	.15(d,g)	(.18)	(.03)	(.16)	(.16)	—(e)	$8.77	(.40)*	$46	.62*(d,g)	1.73*(d,g)	132.05*(f )
September 30, 2005	9.08	.27(d)	(.19)	.08	(.20)	(.20)	—(e)	8.96	.93	3	1.29(d)	2.41(d)	384.39(f)
September 30, 2004	9.08	.18(d)	(.01)	.17	(.17)	(.17)	—(e)	9.08	1.88	1	1.28(d)	1.95(d)	429.97(f)
September 30, 2003 †	9.11	.09	(.02)	.07	(.10)	(.10)	—	9.08	.72*	1	.63*	1.32*	550.68(h)

CLASS Y
March 31, 2006**	$8.95	.18(d,g)	(.20)	(.02)	(.17)	(.17)	—(e)	$8.76	(.18)*	$9,060	.38*(d,g)	2.07*(d,g)	132.05*(f )
September 30, 2005	9.08	.31(d)	(.19)	.12	(.25)	(.25)	—(e)	8.95	1.35	15,925	.79(d)	2.96(d)	384.39(f)
September 30, 2004	9.07	.22(d)	.01(i)	.23	(.22)	(.22)	—(e)	9.08	2.56	14,378	.78(d)	2.45(d)	429.97(f)
September 30, 2003	9.07	.24	.03	.27	(.27)	(.27)	—	9.07	3.00	18,839.75		2.68	550.68(h)
September 30, 2002	8.87	.39	.25	.64	(.44)	(.44)	—	9.07	7.49	21,082.73		4.48	339.11(h)
September 30, 2001 ††	8.56	.11	.31	.42	(.11)	(.11)	—	8.87	4.96*	20,594	.19*	1.23*	372.36(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period April 1, 2003 (commencement of operations) to September 30, 2003.

†† For the period July 2, 2001 (commencement of operations) to September 30, 2001.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	3/31/06	9/30/05	9/30/04

Class A	0.03%	0.04%	0.06%

Class B	0.03	0.04	0.06

Class C	0.03	0.04	0.06

Class M	0.03	0.04	0.06

Class R	0.03	0.04	0.06

Class Y	0.03	0.04	0.06

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, in the following amounts (Note 5):

		Percentage
	Per share	of net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class R	<0.01	0.02

Class Y	<0.01	0.02

(h) Portfolio turnover excludes treasury note transactions executed in connection with a short-trading strategy.

(i) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values if the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage-backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange

Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a forward commitment basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2005, the fund had a capital loss carryover of $40,264,643 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2008.

The aggregate identified cost on a tax basis is $1,089,833,363, resulting in gross unrealized appreciation and depreciation of $6,545,721 and $21,980,471, respectively, or net unrealized depreciation of $15,434,750.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2006, Putnam Management waived $221,425 of its management fee from the fund. For the period ended March 31, 2006, Putnam Management has assumed $4,192 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $827,143 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended

March 31, 2006, the fund’s expenses were reduced by $89,325 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $399, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% ,1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% 0.50% and 0.50%of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $11,450 and $16 from the sale of class A and class M shares, respectively, and received $68,344 and $141 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $882,852,237 and $989,310,693, respectively.

Written option transactions during the six months ended March 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	79,620,000	$3,079,304

Options opened	124,453,000	3,777,840
Options closed	(23,479,000)	(781,956)

Written options
outstanding at
end of period	180,594,000	$6,075,188

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 3/31/06:
Shares sold	2,081,996	$18,494,074

Shares issued
in connection
with reinvestment
of distributions	1,140,633	10,104,459

	3,222,629	28,598,533

Shares
repurchased	(9,267,055)	(82,269,348)

Net decrease	(6,044,426)	$(53,670,815)

Year ended 9/30/05:
Shares sold	4,881,028	$44,153,861

Shares issued
in connection
with reinvestment
of distributions	1,737,493	15,699,881

	6,618,521	59,853,742

Shares
repurchased	(20,737,700)	(187,637,683)

Net decrease	(14,119,179)	$(127,783,941)

CLASS B	Shares	Amount
Six months ended 3/31/06:
Shares sold	227,368	$2,007,864

Shares issued
in connection
with reinvestment
of distributions	87,263	768,702

	314,631	2,776,566

Shares
repurchased	(1,960,009)	(17,299,587)

Net decrease	(1,645,378)	$(14,523,021)

Year ended 9/30/05:
Shares sold	717,814	$6,461,730

Shares issued
in connection
with reinvestment
of distributions	142,968	1,284,727

	860,782	7,746,457

Shares
repurchased	(4,534,567)	(40,778,365)

Net decrease	(3,673,785)	$(33,031,908)

CLASS C	Shares	Amount
Six months ended 3/31/06:
Shares sold	16,445	$145,825

Shares issued
in connection
with reinvestment
of distributions	6,457	57,068

	22,902	202,893

Shares
repurchased	(83,513)	(739,800)

Net decrease	(60,611)	$(536,907)

Year ended 9/30/05:
Shares sold	55,811	$503,731

Shares issued
in connection
with reinvestment
of distributions	9,597	86,544

	65,408	590,275

Shares
repurchased	(242,479)	(2,187,924)

Net decrease	(177,071)	$(1,597,649)

CLASS M	Shares	Amount
Six months ended 3/31/06:
Shares sold	8,381	$74,714

Shares issued
in connection
with reinvestment
of distributions	3,487	31,034

	11,868	105,748

Shares
repurchased	(38,716)	(345,559)

Net decrease	(26,848)	$(239,811)

Year ended 9/30/05:
Shares sold	32,568	$295,805

Shares issued
in connection
with reinvestment
of distributions	6,499	58,990

	39,067	354,795

Shares
repurchased	(164,190)	(1,491,200)

Net decrease	(125,123)	$(1,136,405)

CLASS R	Shares	Amount
Six months ended 3/31/06:
Shares sold	5,063	$44,861

Shares issued
in connection
with reinvestment
of distributions	67	591

	5,130	45,452

Shares
repurchased	(253)	(2,247)

Net increase	4,877	$43,205

Year ended 9/30/05:
Shares sold	228	$ 2,053

Shares issued
in connection
with reinvestment
of distributions	3	31

	231	2,084

Shares
repurchased	(27)	(249)

Net increase	204	$ 1,835

CLASS Y	Shares	Amount
Six months ended 3/31/06:
Shares sold	128,064	$1,136,866

Shares issued
in connection
with reinvestment
of distributions	25,189	222,958

	153,253	1,359,824

Shares
repurchased	(898,444)	(7,980,884)

Net decrease	(745,191)	(6,621,060)

Year ended 9/30/05:
Shares sold	970,972	$8,770,585

Shares issued
in connection
with reinvestment
of distributions	51,296	462,981

	1,022,268	9,233,566

Shares
repurchased	(826,654)	(7,483,670)

Net increase	195,614	$ 1,749,896

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $175,303 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer
Myra R. Drucker	Staff Counsel and	and Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA027 233459 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006